ADVISORSHARES TRUST

AdvisorShares Q DYNAMIC GROWTH ETF

NYSE Arca ticker: QPX

Supplement dated June 23, 2023 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2022

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares Q Dynamic Growth ETF (the “Fund”) and should be read in conjunction with those documents.

Effective June 30, 2023, ThinkBetter will no longer serve as investment sub-adviser to the Fund. All references in the Summary Prospectus, Prospectus and SAI to ThinkBetter as investment sub-adviser and to Ron Piccinini as portfolio manager are deleted as of that date. AdvisorShares Investments, LLC (the “Advisor”) will continue to serve as investment adviser to the Fund and will provide day-to-day portfolio management services consistent with the Fund’s investment objective and overall strategy.

Dan S. Ahrens, Managing Director, Chief Operating Officer and Portfolio Manager of the Advisor, will serve as the portfolio manager for the Fund. He joined the Advisor in 2008. Prior to joining the Advisor in 2008, Mr. Ahrens founded Ahrens Advisors, L.P., an SEC-registered investment adviser, where he also was portfolio manager of the Ladenburg Thalmann Gaming and Casino Fund from 2006 to 2008. Before forming Ahrens Advisors, he was President of the MUTUALS.com Funds. He served as portfolio manager of the Vice Fund (VICEX), which he started in 2002, and the Generation Wave Growth Fund. During that time, he also was President and Chief Compliance Officer of Mutuals Advisors, Inc. and acted as President, Treasurer and Financial & Operations Officer of an affiliated broker dealer firm. He is the author of Investing in Vice (St. Martin’s Press, 2004) and Investing in Cannabis (Wiley, 2020) and has appeared on numerous financial programs, including CNBC, CNN, ABC News and Bloomberg, to discuss “Vice Stocks.” He has been featured, along with funds under his management, in major national and trade publications including The Economist, New York Times, Financial Times, and The Wall Street Journal. He earned a Bachelor in Business Administration in Finance from Texas Tech University. Additional information about Mr. Ahrens is available in the Fund’s SAI.

As a result of this change, also effective June 30, 2023, the “Principal Investment Strategies” section beginning on page 2 of the Fund’s Summary Prospectus and Prospectus will be replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that is a “fund of funds.” The Fund invests in ETFs representing all asset classes, including, but not limited to, treasury bonds, municipal bonds, investment grade corporate bonds, high-yield U.S. corporate bonds (sometimes referred to as “junk bonds”), municipal bonds, U.S. and foreign equities, commodities, and volatility products. These underlying investments may be of any market capitalization, duration, maturity, and quality.

The Advisor allocates the Fund’s portfolio using research from a quantitative model owned and developed by Ron Piccinini, Ph.D, of Straxen, LLC. The Advisor seeks to maximize long-term growth by providing equity-like returns in most normal market conditions except when faced with abnormal levels of implied volatility as measured by QIX™, an implied volatility index that is part of the model and owned and developed by Mr. Piccinini. QIX is a weighted average, computed daily, of implied volatilities of certain large ETFs representing different market sectors in the various asset classes listed above. Implied volatility is the market’s forecast of the likelihood of changes in a given security’s price. The greater a portfolio’s volatility, the wider the fluctuations between its high and low prices. In the event of implied volatility, whether up or down, the Fund takes a defensive position and seeks short-term fixed income returns. The Advisor seeks to achieve the desired results for the Fund by calibrating its portfolio to a tail risk and expected drawdown equivalent to the overall U.S. equity market.

Tail risk is the risk that an investment’s return will move significantly beyond expectations (i.e., more than three standard deviations from its mean). Drawdown is defined as the difference between the highest peak value and the lowest trough value of an investment over a full market cycle and can be used to measure the risk of a typical investment. The term “peak to trough” refers to the stage of the business or market cycle from the end of a period of growth (peak) into declining activity and contraction until it hits its ultimate cyclical bottom (trough). Within the constraints of the expected drawdown, the model then utilizes Q Methodology™, a risk analysis program owned and developed by Mr. Piccinini, to determine the optimal risk/reward portfolio allocation. Q Methodology generates a set of optimal portfolios that offers the highest expected return for a defined level (which can fluctuate over time and is determined at the discretion of the Advisor) of tail risk and expected drawdown. The resulting portfolio for the Fund is composed of a diversified mix of investments, including equities, fixed income, and commodities, that are held through ETFs.

Every month the portfolio is again adjusted through the application of the model. Adjustments to the Fund’s portfolio are made to reflect the most recent portfolio mix at the discretion of the Advisor. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

The Fund allocates to a defensive portfolio when implied volatility as measured by QIX is high and allocates to an aggressive portfolio when implied volatility as measured by QIX is normal. In the event of a defensive position because of high implied volatility, the Fund invests in a mix of securities resulting in low portfolio tail risk and low expected drawdown (i.e., a low volatility portfolio consisting of short-term fixed income securities).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.